                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CONSULIER ENGINEERING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           CONSULIER ENGINEERING, INC.

                         169 Tequesta Drive, Suite 31-E

                             Tequesta, Florida 33469

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                OCTOBER 28, 1997

     The annual meeting of the shareholders of Consulier Engineering, Inc. (the "Corporation") will be held on Tuesday, October 28, 1997, at 4:00 P.M. at the Corporate Headquarters of Mosler Automotive, 2391 Old Dixie Highway, Riviera Beach, Florida 33404, for the following purposes:

     1. To elect six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

     2. To approve the appointment of independent auditors.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 5, 1997, are entitled to notice of and to vote at the meeting.

     Shareholders who do not expect to attend the meeting are requested to sign the enclosed proxy and return it immediately in the enclosed envelope in order that their shares may be represented at the meeting.

                                            By Order of the Board of Directors

                                            Ralph D. Butler, Secretary

Tequesta, Florida
September 12, 1997

-------------------------------------------------------------------------------
           YOUR PROXY IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE
             ACCOMPANYING PROXY IN THE SELF-ADDRESSED ENVELOPE WHICH
                        REQUIRES NO POSTAGE IF MAILED IN
                               THE UNITED STATES.
-------------------------------------------------------------------------------

                           CONSULIER ENGINEERING, INC.
                         169 TEQUESTA DRIVE, SUITE 31-E
                             TEQUESTA, FLORIDA 33469

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 28, 1997

                                  INTRODUCTION

     This Proxy Statement, with the accompanying proxy card, is furnished to shareholders of Consulier Engineering, Inc., a Florida corporation (the "Corporation"), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the 1997 Annual Meeting of Shareholders to be held on October 28, 1997, or at any adjournment or adjournments thereof. The meeting will be held at the Corporate Headquarters of Mosler Automotive, 2391 Old Dixie Highway, Riviera Beach, FL 33404. Proxy material is being mailed on or about September 23, 1997, to the Corporation's shareholders.

SHAREHOLDERS ENTITLED TO VOTE

     Each holder of record of the Corporation's common stock as of the close of business on September 5, 1997, will be entitled to vote at the shareholders' meeting and any adjournments thereof. Each shareholder will be entitled to one vote on each proposal for each share of common stock of the Corporation held as of such date. At the close of business on September 19, 1997, there were 2,477,685 shares of the Corporation's common stock issued and outstanding. Notwithstanding the record date specified above, the stock transfer books of the Corporation will not be closed and stock may be transferred subsequent to the record date, although all votes must be cast in the names of the shareholders of record as of the record date.

VOTE REQUIRED

     The matters which may be considered and acted upon by the shareholders at the meeting require approval by the affirmative vote of at least a majority of the votes cast by the shareholders present in person or by proxy and constituting a quorum at the annual meeting.

     A shareholder may abstain or withhold his vote (collectively, "abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will be counted as not voting in favor of the relevant item. Since the election of directors and the approval of the appointment of auditors is determined by the votes cast, abstentions will not affect such election or approval.

     A broker who holds shares in street name has the authority to vote on certain items when he has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a broker nonvote. Under the circumstances where the broker is not permitted to or does not exercise its discretion, assuming proper disclosure to the Corporation of such inability to vote, broker nonvotes will be counted for purposes of determining the existence of a quorum, but also will be counted as not voting in favor of the particular matter. Since each of the matters submitted for shareholder approval is a matter for which a broker may exercise its discretion or is a matter that will be determined by a majority of the votes cast, broker nonvotes, if any, will not have any effect on the outcome of any matter submitted for shareholder approval.

PROXIES

     If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time before it has been exercised, but if it is not revoked, the shares represented thereby will be voted by the persons designated in such proxy. Shares represented by the proxies received will be voted in accordance with the instructions therein. In the absence of instructions, proxies will be voted FOR the election as directors of the nominees for directors named herein and the approval of the appointment of BDO Seidman, LLP as independent auditors of the Corporation for the year ending December 31, 1997.

     It should be noted that Warren B. Mosler, Chairman of the Board of Directors of the Corporation, has the right to vote sufficient shares to cause each of the proposed actions to be approved without any other shares being voted in favor thereof at the Annual Meeting of Shareholders. Mr. Mosler has indicated his intention to vote all of his shares for approval of the persons nominated as directors, and for re-appointment of the Corporation's existing independent auditors. Accordingly, any negative vote which a shareholder may cast will not have any effect on the outcome of any of the matters discussed in this proxy.

PROXY SOLICITATION

     This Proxy Statement, the accompanying form of proxy, and the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1996, are being mailed on or about September 23, 1997, to shareholders entitled to vote at the Annual Meeting. The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxy solicitations may be made by telephone and personal contact by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in their names or in the names of nominees for their reasonable expenses incurred in sending soliciting material to their principals.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     The Board of Directors has nominated the six (6) persons named below for election as directors, each to hold office until the next Annual Meeting of Shareholders and until his or her respective successor has been duly elected and qualified. Each nominee is a member of the current Board of Directors, having been elected at the last Annual Meeting of Shareholders held on July 9, 1996. All nominees have consented to serve as directors. The Board of Directors believes that the nominees will be available and able to serve as directors, but if for any reason any of these persons should not be available or able to serve, the persons named in the proxy may exercise discretionary authority to vote for substitutes proposed by the Board of Directors of the Corporation.

     The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Corporation. For information as to the shares of Common Stock held by each nominee, see the section "Securities Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.

                                                      OTHER
                                    DIRECTOR       POSITION(S)
   NAME                   AGE        SINCE         WITH COMPANY
   --------------------------------------------------------------------

   Warren B. Mosler        47        1985         Chairman of the Board

   Alan R. Simon, Esq.     46        1985         None

   Charles E. Spaeth       72        1992         Chief Engineer

   Burck E. Grosse         66        1992         None

   William R. Locke        50        1992         None

   Richard Hornstrom       36        1995         None

EXECUTIVE OFFICERS

     As of the record Date, the executive officers of the Corporation were as follows:

                                                                  YEAR BECAME
                                                                  EXECUTIVE
NAME                     AGE             TITLES                   OFFICER
-------------------------------------------------------------------------------

Warren B. Mosler          47        Chairman of the                 1985
                                      Board

Michael G. Maguire        59        President and Chief             1997
                                    Executive Officer

Ralph D. Butler           50        Secretary,Treasurer             1996
                                    and Chief Financial
                                    Officer

     Executive officers who are not also directors serve at the discretion of the Board of Directors.

BUSINESS HISTORY OF DIRECTORS AND EXECUTIVE OFFICERS

     The principal occupation of each executive officer of the Corporation and nominee for director is set forth below. All of the executive officers and directors are elected annually, or until their successors have been duly elected.

     Warren B. Mosler is the Chairman of the Board of Directors. Mr. Mosler has served as Chairman since inception of the Corporation and Chief Executive Officer from inception to March 1989 and from August 1989 to May 1994. From 1983 to the present, Mr. Mosler has been a principal in Adams, Viner & Mosler, Ltd., as a broker/dealer engaged in arbitrage and government securities trading in West Palm Beach, Florida.

     Michael G. Maguire is the Corporation's President and Chief Executive Officer. He was elected to these offices in April 1997. Prior to joining the Corporation in October 1995 as Manager of Business Development, he was employed in engineering, technology planning and program management at United Technologies Corporation's Pratt & Whitney Division. From 1960 to 1976 Mr. Maguire worked at Pratt & Whitney's Commercial Engine Business Division in East Hartford, Connecticut. Transferring to the Government Engine and Space Propulsion Division in West Palm Beach, Florida, Mr. Maguire held various management positions in their engineering and program management departments from 1976 through 1993.

     Ralph D. Butler is Secretary, Treasurer and Chief Financial Officer. He was elected to these offices in May 1996. Prior to joining the Corporation he was Chief Financial Officer of Harold Grant, Inc., a multi-state high end clothing retailer. From 1990 to 1995, Mr. Butler was with Governors Bank Corporation, a Bank Holding Company, where he was Senior Vice President, Cashier and Chief Financial Officer.

     Alan R. Simon is a director and the Corporation's General Counsel. He has been in the private practice of law in Boca Raton, Florida since 1982.

     Charles E. Spaeth is a director and was the Corporation's Acting President and Chief Executive Officer from February 1996 to April 1997. He was employed as a Senior project Engineer for Pratt & Whitney Aircraft from 1949 until his retirement in 1990.

     Burck E. Grosse has been President of BG Consulting Group, Inc., from 1991 to the present. From 1987 until 1991 he was Senior Vice President, Lear Group, Inc., a general contracting firm. He worked at General Motors Corporation from 1948 until 1987, where he last served as General Director, Technical Services.

     William Locke has been employed by First Bank of Florida from 1971 to the present. He is currently Consumer Loan Officer and Coordinator of Indirect Dealer Lending.

     Richard Hornstrom has been a Vice President and registered representative in fixed income securities with Lutrell Capital Corporation of Tampa, Florida, from 1988 to 1995. Presently, he is President of Trojan, Inc., a commodity trading advisor and commodity pool operator.

BOARD MEETINGS

     During calendar year 1996 through September 5, 1997, one meeting of the Corporation's Board of Directors was held. All elected members of the Board attended this meeting.

BOARD COMMITTEES

     The Board of Directors of the Corporation have the following committees with members as listed:

            Executive Committee                      Warren B. Mosler
                                                     Alan R. Simon

            Affiliated Transaction                   Burck E. Grosse
              Committee                              William R. Locke
                                                     Alan R. Simon

            Audit Committee                          William R. Locke
                                                     Alan R. Simon

     The Executive Committee's functions include approval of all investments of the Corporation not otherwise approved by the full Board of Directors. The Affiliated Transaction Committee's functions include approval of all of the Corporation's transactions with related individuals, including significant shareholders, officers and directors. The Audit Committee's functions include review of various matters relating to the Corporation's financial statements.

     No meeting of any Committee was held in 1996.

     The Board of Directors does not have a compensation committee.

COMPENSATION OF DIRECTORS

     The Board of Directors received no cash compensation during the fiscal year ended December 31, 1996. The Corporation does reimburse out-of-pocket expenses for attendance at meetings.

FAMILY RELATIONSHIPS

     No family relationships exist amongst the directors and officers of the Corporation. Messrs. Mosler and Simon have been directors since the inception of the Corporation.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers and directors of the Corporation file reports of stock ownership and changes in ownership with the Securities and Exchange Commission on Forms 3 (initial statement of ownership), 4 (monthly reports), and 5 (annual reports). Based solely upon a review of copies of such reports or representations that no annual reports on Form 5 for the 1996 fiscal year were required to be filed by officers or directors, the Corporation believes that
Section 16(a) filing requirements applicable to its officers and directors were complied with during fiscal year 1996, execpt that Chairman of the Board Warren
B. Mosler did not file timely one Form 4 to report four transactions to purchase 7,500 shares on February 5, 1996, 5,000 shares on February 9, 1996, 1,500 shares on February 13, 1996 and 3,500 shares on February 21, 1996. On May 24, 1996 a Form 4 was filed to report these purchases of common stock.

              SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of shares of common stock by each person known by the Corporation to be the beneficial owner of more than 5% of outstanding common stock, by each director and each of the named executive officers of the Corporation and by all directors and executive officers as a group. Except as indicated in the footnotes, all of such shares of common stock set forth in the following table are owned directly, and the indicated person has sole voting and investment power with respect to all common stock shown as beneficially owned by such person:

                           NAME AND                   AMOUNT AND     PERCENT OF
          TITLE           ADDRESS OF                  NATURE OF         CLASS
          OF              BENEFICIAL                  BENEFICIAL
          CLASS             OWNER                     OWNERSHIP
-------------------------------------------------------------------------------

        Common         Warren B. Mosler               1,984,690(1)        79.3%
        Stock          483 S. Beach Rd.
                       Hobe Sound, FL 33455

        Common         Alan R. Simon                     90,000(2)         3.6%
        Stock          7777 Glades Rd., 204
                       Boca Raton, FL  33434

        Common         Burck E. Grosse                   12,500(3)          (7)
        Stock          11 Huntly
                       PB Gardens, FL 33418

        Common         Richard N. Hornstrom              15,950             (7)
        Stock          170 River Drive
                       Tequesta, FL 33469

        Common         Michael G. Maguire                    --
        Stock          5438 Shirley Dr.
                       Jupiter, FL 33458

        Common         Charles Spaeth                     5,000(4)          (7)
        Stock          13 Paddock Circle
                       Tequesta, FL 33469

        Common         William R. Locke                   5,000(5)          (7)
        Stock          P.O. Box 3405
                       Tequesta, FL 33469

        Common         Ralph D. Butler                      200             (7)
        Stock          12021 68th St., N.
                       West Palm Beach, FL 33412

                       All directors and executive
                       officers as a group            2,113,340(6)       84.55%

-------------------------

(1)   Includes 3,510 employee stock options which are currently exercisable.

(2)   Includes 90,000 stock options which are currently exercisable.

(3)   Includes 12,500 stock options which are currently exercisable.

(4)   Includes 5,000 stock options which are currently exercisable.

(5)   Includes 5,000 stock options which are currently exercisable.

(6) Includes shares of common stock issuable upon the exercise of options which are currently exercisable.

(7)   Does not exceed 1% of the class.

-------------------------


                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation paid by the Corporation and its subsidiaries during the fiscal years 1994, 1995, and 1996 for services rendered to the Corporation and its subsidiaries during such years by the Corporation's Chairman of the Board. No Executive Officer of the Corporation received compensation that exceeded $100,000 in any of the listed years.

                           SUMMARY COMPENSATION TABLE

               NAME AND                      FISCAL
               PRINCIPAL POSITION             YEAR                 SALARY
-------------------------------------------------------------------------------

               Warren B. Mosler,              1996               $  75,000
               Chairman of the Board          1995               $  75,000
                                              1994               $  75,000

     Certain columns have been omitted from the above table because there is no compensation required to be reported in such columns.




                    OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

     The Corporation did not award any options or stock appreciation rights to any person during the three fiscal years.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     AVM, a broker/dealer in U.S. Government securities formed in October 1983, is an Illinois limited partnership located in West Palm Beach, Florida. AVM is registered with the Commodity Futures Commission as a Futures Commission Merchant ("FCM") and conducts its FCM business with other broker/dealers on a fully disclosed basis. AVM is registered as a broker/dealer with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The firm is generally engaged in the brokerage of U.S. Government securities, other fixed income instruments, and arbitrage transactions and presently employs 63 people in addition to its three general partners. Mr. Mosler is one of the founders of AVM and is a general partner.

     Under the partnership agreement, Consulier may withdraw all or any portion of its capital account upon thirty (30) days' written notice. On October 1, 1996, Consulier reduced its investment in AVM by $292,403. Also, AVM's general partners may cause withdrawal of the Corporation from the partnership through payment of fair market value of the Corporation's capital account.

     As of December 31, 1996, and June 30, 1997, the Corporation's limited partnership interest represented approximately ten percent (10%), respectively, of AVM's total partnership capital. Allocation of the partnership's income to its partners varies based on amounts of appreciation of the partnership's assets and operating profits of the partnership. Based on earnings distributions provided in the partnership agreement, the Company was allocated approximately seven percent (7%) of AVM's earnings during 1996 totaling approximately $1,831,000. During the first six months of 1997, the Corporation was allocated approximately six percent (6%) of AVM's earnings totaling approximately $639,000.

                                  PROPOSAL TWO
                       APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has reappointed BDO Seidman, LLP as the independent auditors of the Corporation for the year ending December 31, 1997. Although not required to do so, the Board of Directors has traditionally submitted the appointment of independent auditors for approval at the annual meeting of shareholders. BDO Seidman, LLP has acted as auditor of the Corporation and its subsidiaries since 1991. A representative of BDO Seidman will be present at the annual meeting, with an opportunity to make a statement if he or she so desires and to respond to appropriate questions.

     During the year ended December 31, 1996, BDO Seidman provided various audit and non-audit services to the Corporation and its subsidiaries. In connection with its service as the Corporation's auditors, BDO Seidman examined the consolidated financial statements of the Corporation and its subsidiaries, reviewed certain filings with the Securities and Exchange Commission and provided consultation and assistance on accounting matters as required.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS.

                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Any proposal which a shareholder of the Corporation intends to be presented at the annual meeting of shareholders to be held in 1998 must be received by the Corporation on or before December 19, 1997. Only proper proposals which are timely received will be included in the proxy statement and form of proxy.

                                 OTHER MATTERS

     As of the date hereof, the Board of Directors knows of no other matters which are likely to be presented for consideration at the meeting. Should other matters properly come before the meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.


                                          BY  ORDER  OF  THE BOARD OF DIRECTORS



                                          RALPH  D.  BUTLER, SECRETARY


September 12, 1997

     A copy of the 1996 Annual Report accompanies this Proxy Statement. There will be no separate Annual Report to Shareholders other than the Annual Report on Form 10-KSB. The exhibits to the Form 10-KSB will also be furnished to any share-holder who so requests and pays a fee equal to the Corporation's reasonable expenses in furnishing such exhibits. If you wish a copy of the exhibits, please write to Ralph D. Butler, Secretary of the Corporation, at 2391 Old Dixie Highway, Riviera Beach, Florida 33404.

                                                                   Appendix A



PROXY                      CONSULIER ENGINEERING, INC.
                         169 TEQUESTA DRIVE - SUITE 31E
                               TEQUESTA, FL 33469


          THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Warren B. Mosler and Ralph D. Butler as Proxies, each with the power to appoint his substitute, and hereby authorized to vote as designated below, all shares of common stock of Consulier Engineering, Inc. held of record by the undersigned on September 5, 1997 at the Annual Meeting of Shareholders to be held on October 28, 1997, or any adjournment thereof.

1. ELECTION OF DIRECTORS (SEE PROXY STATEMENT)
                FOR                     AGAINST                 ABSTAIN
        --------                --------                --------

   (INSTRUCTION: To withhold authority for an individual nominee write the nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. RATIFICATION OF INDEPENDENT AUDITORS (SEE PROXY STATEMENT)
                FOR                     AGAINST                 ABSTAIN
        --------                --------                --------

3. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each director nominee, and FOR proposal 2.

Please sign exactly as your name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  Dated: ________________, 1997      Number of shared held:______________

  ---------------------------------     ---------------------------------
  Please type or print your name(s)     Signature

  ---------------------------------     ---------------------------------
  Please type or print your name(s)     Signature

If you have had a change of address, please print or type your new address in the lines below:

  ---------------------------------     PLEASE COMPLETE, SIGN, DATE AND
                                        RETURN THIS PROXY PROMPTLY
  ---------------------------------     USING THE ENCLOSED ENVELOPE.

  ---------------------------------